EXHIBIT I

Trades Made on May 20, 2009

1. Title of Security (Instr. 3)	2. Trans- action Date (Month/ Day/ Year)	2A.Deemed Execution Date, if any (Month/ Day/Year)	3. Trans- action Code (Instr. 8)		4. Securities Acquired (A) or Disposed of (D) (Instr. 3, 4 and 5)			5. Amount of Securities Beneficially Owned Following Reported Transaction(s) (Instr. 3 and 4)	6. Owner- ship Form: Direct (D) or Indirect (I) (Instr. 4)	7. Nature of Indirect Beneficial Owner- ship (Instr. 4)
			Code	V	Amount	(A) or (D)	Price
Common Stock	5/20/09		S		88	(D)	$35.43	1,660,108	D(1)(2)
Common Stock	5/20/09		S		616	(D)	$35.42	1,659,492	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$35.37	1,659,404	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$35.37	1,659,316	D(1)(2)
Common Stock	5/20/09		S		264	(D)	$35.34	1,659,052	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$35.26	1,658,964	D(1)(2)
Common Stock	5/20/09		S		792	(D)	$35.26	1,658,172	D(1)(2)
Common Stock	5/20/09		S		176	(D)	$35.25	1,657,996	D(1)(2)
Common Stock	5/20/09		S		704	(D)	$35.25	1,657,292	D(1)(2)
Common Stock	5/20/09		S		176	(D)	$35.18	1,657,116	D(1)(2)
Common Stock	5/20/09		S		1,760	(D)	$35.17	1,655,356	D(1)(2)
Common Stock	5/20/09		S		352	(D)	$35.15	1,655,004	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$35.14	1,654,916	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$35.08	1,654,828	D(1)(2)
Common Stock	5/20/09		S		176	(D)	$35.07	1,654,652	D(1)(2)
Common Stock	5/20/09		S		352	(D)	$35.04	1,654,300	D(1)(2)
Common Stock	5/20/09		S		264	(D)	$35.02	1,654,036	D(1)(2)
Common Stock	5/20/09		S		352	(D)	$35.01	1,653,684	D(1)(2)
Common Stock	5/20/09		S		880	(D)	$35.00	1,652,804	D(1)(2)
Common Stock	5/20/09		S		950	(D)	$34.90	1,651,854	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$34.89	1,651,766	D(1)(2)
Common Stock	5/20/09		S		1,408	(D)	$34.89	1,650,358	D(1)(2)
Common Stock	5/20/09		S		2,288	(D)	$34.87	1,648,070	D(1)(2)
Common Stock	5/20/09		S		264	(D)	$34.85	1,647,806	D(1)(2)
Common Stock	5/20/09		S		352	(D)	$34.85	1,647,454	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$34.84	1,647,366	D(1)(2)
Common Stock	5/20/09		S		792	(D)	$34.81	1,646,574	D(1)(2)
Common Stock	5/20/09		S		264	(D)	$34.80	1,646,310	D(1)(2)
Common Stock	5/20/09		S		1,408	(D)	$34.79	1,644,902	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$34.78	1,644,814	D(1)(2)
Common Stock	5/20/09		S		616	(D)	$34.78	1,644,198	D(1)(2)
Common Stock	5/20/09		S		88	(D)	$34.74	1,644,110	D(1)(2)

Common Stock	5/20/09	S	704	(D)	$34.73	1,643,406	D(1)(2)
Common Stock	5/20/09	S	293	(D)	$34.72	1,643,113	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$34.71	1,643,025	D(1)(2)
Common Stock	5/20/09	S	165	(D)	$34.71	1,642,860	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$34.70	1,642,684	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$34.70	1,642,596	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$34.67	1,642,420	D(1)(2)
Common Stock	5/20/09	S	880	(D)	$34.66	1,641,540	D(1)(2)
Common Stock	5/20/09	S	1,584	(D)	$34.65	1,639,956	D(1)(2)
Common Stock	5/20/09	S	616	(D)	$34.55	1,639,340	D(1)(2)
Common Stock	5/20/09	S	1,144	(D)	$34.50	1,638,196	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$34.41	1,637,756	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$34.35	1,637,580	D(1)(2)
Common Stock	5/20/09	S	1,936	(D)	$34.35	1,635,644	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.91	1,635,556	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.90	1,635,116	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.88	1,635,028	D(1)(2)
Common Stock	5/20/09	S	792	(D)	$33.88	1,634,236	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.88	1,633,796	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.84	1,633,708	D(1)(2)
Common Stock	5/20/09	S	1,672	(D)	$33.80	1,632,036	D(1)(2)
Common Stock	5/20/09	S	524	(D)	$33.75	1,631,512	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$33.70	1,631,336	D(1)(2)
Common Stock	5/20/09	S	367	(D)	$33.70	1,630,969	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$33.67	1,630,793	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.66	1,630,705	D(1)(2)
Common Stock	5/20/09	S	161	(D)	$33.65	1,630,544	D(1)(2)
Common Stock	5/20/09	S	880	(D)	$33.65	1,629,664	D(1)(2)
Common Stock	5/20/09	S	528	(D)	$33.63	1,629,136	D(1)(2)
Common Stock	5/20/09	S	1,236	(D)	$33.60	1,627,900	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.59	1,627,460	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.58	1,627,020	D(1)(2)
Common Stock	5/20/09	S	2,640	(D)	$33.58	1,624,380	D(1)(2)
Common Stock	5/20/09	S	352	(D)	$33.58	1,624,028	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.57	1,623,588	D(1)(2)
Common Stock	5/20/09	S	2,112	(D)	$33.57	1,621,476	D(1)(2)
Common Stock	5/20/09	S	352	(D)	$33.55	1,621,124	D(1)(2)
Common Stock	5/20/09	S	770	(D)	$33.55	1,620,354	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.54	1,619,914	D(1)(2)
Common Stock	5/20/09	S	880	(D)	$33.54	1,619,034	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.54	1,618,594	D(1)(2)

Common Stock	5/20/09	S	440	(D)	$33.52	1,618,154	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.51	1,617,714	D(1)(2)
Common Stock	5/20/09	S	264	(D)	$33.51	1,617,450	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.50	1,617,010	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.50	1,616,922	D(1)(2)
Common Stock	5/20/09	S	2,249	(D)	$33.50	1,614,673	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.47	1,614,233	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.46	1,613,793	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$33.46	1,613,617	D(1)(2)
Common Stock	5/20/09	S	704	(D)	$33.46	1,612,913	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.45	1,612,473	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.38	1,612,385	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.37	1,611,945	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.35	1,611,505	D(1)(2)
Common Stock	5/20/09	S	149	(D)	$33.28	1,611,356	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$33.25	1,611,180	D(1)(2)
Common Stock	5/20/09	S	3,432	(D)	$33.25	1,607,748	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.24	1,607,660	D(1)(2)
Common Stock	5/20/09	S	352	(D)	$33.24	1,607,308	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.21	1,606,868	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.20	1,606,780	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.20	1,606,692	D(1)(2)
Common Stock	5/20/09	S	1,496	(D)	$33.20	1,605,196	D(1)(2)
Common Stock	5/20/09	S	1,760	(D)	$33.15	1,603,436	D(1)(2)
Common Stock	5/20/09	S	528	(D)	$33.12	1,602,908	D(1)(2)
Common Stock	5/20/09	S	264	(D)	$33.11	1,602,644	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.10	1,602,556	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$33.10	1,602,380	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.10	1,602,292	D(1)(2)
Common Stock	5/20/09	S	2,288	(D)	$33.10	1,600,004	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.03	1,599,564	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$33.01	1,599,476	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$33.00	1,599,036	D(1)(2)
Common Stock	5/20/09	S	1,174	(D)	$33.00	1,597,862	D(1)(2)
Common Stock	5/20/09	S	1,346	(D)	$32.95	1,596,516	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.90	1,596,340	D(1)(2)
Common Stock	5/20/09	S	264	(D)	$32.90	1,596,076	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.80	1,595,636	D(1)(2)
Common Stock	5/20/09	S	146	(D)	$32.72	1,595,490	D(1)(2)
Common Stock	5/20/09	S	264	(D)	$32.68	1,595,226	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.65	1,595,138	D(1)(2)

Common Stock	5/20/09	S	88	(D)	$32.63	1,595,050	D(1)(2)
Common Stock	5/20/09	S	1,056	(D)	$32.62	1,593,994	D(1)(2)
Common Stock	5/20/09	S	528	(D)	$32.61	1,593,466	D(1)(2)
Common Stock	5/20/09	S	880	(D)	$32.60	1,592,586	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.56	1,592,498	D(1)(2)
Common Stock	5/20/09	S	352	(D)	$32.55	1,592,146	D(1)(2)
Common Stock	5/20/09	S	880	(D)	$32.52	1,591,266	D(1)(2)
Common Stock	5/20/09	S	616	(D)	$32.52	1,590,650	D(1)(2)
Common Stock	5/20/09	S	1,188	(D)	$32.51	1,589,462	D(1)(2)
Common Stock	5/20/09	S	1,320	(D)	$32.50	1,588,142	D(1)(2)
Common Stock	5/20/09	S	1,320	(D)	$32.50	1,586,822	D(1)(2)
Common Stock	5/20/09	S	132	(D)	$32.50	1,586,690	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.50	1,586,514	D(1)(2)
Common Stock	5/20/09	S	9,654	(D)	$32.50	1,576,860	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.49	1,576,684	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.46	1,576,508	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.45	1,576,332	D(1)(2)
Common Stock	5/20/09	S	704	(D)	$32.43	1,575,628	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.42	1,575,188	D(1)(2)
Common Stock	5/20/09	S	1,320	(D)	$32.40	1,573,868	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.39	1,573,780	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.37	1,573,604	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.37	1,573,516	D(1)(2)
Common Stock	5/20/09	S	1,496	(D)	$32.36	1,572,020	D(1)(2)
Common Stock	5/20/09	S	264	(D)	$32.34	1,571,756	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.33	1,571,316	D(1)(2)
Common Stock	5/20/09	S	85	(D)	$32.32	1,571,231	D(1)(2)
Common Stock	5/20/09	S	704	(D)	$32.30	1,570,527	D(1)(2)
Common Stock	5/20/09	S	704	(D)	$32.29	1,569,823	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.27	1,569,735	D(1)(2)
Common Stock	5/20/09	S	528	(D)	$32.27	1,569,207	D(1)(2)
Common Stock	5/20/09	S	880	(D)	$32.26	1,568,327	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.25	1,568,239	D(1)(2)
Common Stock	5/20/09	S	3,784	(D)	$32.25	1,564,455	D(1)(2)
Common Stock	5/20/09	S	1,320	(D)	$32.24	1,563,135	D(1)(2)
Common Stock	5/20/09	S	3,031	(D)	$32.23	1,560,104	D(1)(2)
Common Stock	5/20/09	S	264	(D)	$32.22	1,559,840	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.20	1,559,752	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.20	1,559,664	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.19	1,559,576	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.18	1,559,400	D(1)(2)

Common Stock	5/20/09	S	2,992	(D)	$32.17	1,556,408	D(1)(2)
Common Stock	5/20/09	S	1,320	(D)	$32.16	1,555,088	D(1)(2)
Common Stock	5/20/09	S	2,376	(D)	$32.15	1,552,712	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.13	1,552,624	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.12	1,552,536	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.12	1,552,448	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.11	1,552,360	D(1)(2)
Common Stock	5/20/09	S	1,738	(D)	$32.10	1,550,622	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.08	1,550,534	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.07	1,550,094	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.07	1,550,006	D(1)(2)
Common Stock	5/20/09	S	583	(D)	$32.06	1,549,422	D(1)(2)
Common Stock	5/20/09	S	4,576	(D)	$32.05	1,544,846	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.04	1,544,406	D(1)(2)
Common Stock	5/20/09	S	352	(D)	$32.04	1,544,054	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.04	1,543,966	D(1)(2)
Common Stock	5/20/09	S	583	(D)	$32.03	1,543,383	D(1)(2)
Common Stock	5/20/09	S	1,485	(D)	$32.02	1,541,898	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.02	1,541,722	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.02	1,541,546	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$32.01	1,541,458	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.01	1,541,282	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.01	1,540,842	D(1)(2)
Common Stock	5/20/09	S	880	(D)	$32.01	1,539,962	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.01	1,539,522	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.01	1,539,082	D(1)(2)
Common Stock	5/20/09	S	440	(D)	$32.01	1,538,642	D(1)(2)
Common Stock	5/20/09	S	352	(D)	$32.01	1,538,290	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.01	1,538,114	D(1)(2)
Common Stock	5/20/09	S	8,470	(D)	$32.01	1,529,644	D(1)(2)
Common Stock	5/20/09	S	176	(D)	$32.00	1,529,468	D(1)(2)
Common Stock	5/20/09	S	14,329	(D)	$32.00	1,515,140	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$31.96	1,515,052	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$31.94	1,514,964	D(1)(2)
Common Stock	5/20/09	S	88	(D)	$31.86	1,514,876	D(1)(2)

Joint Filer Information

Title of Security:	Common Stock
Issuer & Ticker Symbol:	American Dairy Inc. (ADY)
Designated Filer:	Pike Capital Partners, LP
Other Joint Filers:	Pike Capital Partners (QP), LP Pike Capital Management LLC Dan W. Pike
Addresses:	The address of Pike Capital Partners (QP), LP, Pike Capital Management LLC and Dan W. Pike 275 Madison Avenue, Suite 418, New York, NY 10016.
Signatures:

Dated: May 22, 2009

PIKE CAPITAL PARTNERS (QP), LP
By: Pike Capital Management LLC, its General Partner

By: /s/ Kevin R. Arps
Kevin R. Arps, Chief Financial Officer

PIKE CAPITAL PARTNERS, LP
By: Pike Capital Management LLC, its General Partner

By: /s/ Kevin R. Arps
Kevin R. Arps, Chief Financial Officer

PIKE CAPITAL MANAGEMENT, LLC

By: /s/ Kevin R. Arps
Kevin R. Arps, Chief Financial Officer

/s/ Kevin R. Arps
Kevin R. Arps, as
Attorney-in Fact for Daniel W. Pike

POWER OF ATTORNEY

The undersigned hereby makes, constitutes and appoints Kevin R. Arps as the undersigned’s true and lawful authorized representative, attorney-in-fact and agent, each with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

The undersigned also hereby grants to such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 16 or Section 13 or any other provision of the 1934 Act or the rules promulgated thereunder.

This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of June 18, 2007.

/s/ Daniel W. Pike

Daniel W. Pike

ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF NEW YORK, COUNTY OF NEW YORK ss.:

On June 18, 2007, before me, the undersigned personally appeared, Daniel W. Pike, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Matthew M. Dell Orfano

Matthew M. Dell Orfano

(signature and office of individual taking acknowledgement)

[Notary Stamp and Seal]